Exhibit 10.7

INTERCOMPANY SUBORDINATION AGREEMENT

THIS INTERCOMPANY SUBORDINATION AGREEMENT (this “Agreement”), dated as of June 30, 2006, is made among the persons signatory hereto as Creditors (each a “Creditor” and collectively, the “Creditors”), and LEVINE LEICHTMAN CAPITAL PARTNERS III, L.P., a California limited partnership (together with its successors and assigns and any other holders of the Securities, the “Purchaser”).

WHEREAS, BUTLER INTERNATIONAL, INC., a Maryland corporation, (the “Parent”), BUTLER SERVICES INTERNATIONAL, INC., a Delaware corporation (“BSI”), BUTLER PUBLISHING, INC., a Delaware corporation (“Butler Publishing”), BUTLER SERVICE GROUP, INC., a New Jersey corporation (“BSG”), BUTLER TELECOM, INC., a Delaware corporation (“Butler Telecom”), BUTLER SERVICES, INC., a Delaware corporation (“Butler Services”), BUTLER UTILITY SERVICE, INC., a Delaware corporation (“Butler Utility”), AAC CORP., a Delaware corporation (“AAC”), SYLVAN INSURANCE CO., LTD., a company organized under the laws of Bermuda (“Sylvan”), and DATA PERFORMANCE, INC., a New Jersey corporation (“DPI” and together with Parent, BSI, Butler Publishing, BSG, Butler Telecom, Butler Services, Butler Utility, AAC, and Sylvan are referred to hereinafter each individually as a “Obligor” and collectively the “Obligors”) and the Purchaser are parties to that certain Securities Purchase Agreement, dated as of even date herewith (as amended, modified, renewed, extended, or replaced from time to time, the “Securities Purchase Agreement”), pursuant to which the Purchaser has agreed to purchase the Securities from the Parent, BSI, Butler Publishing, BSG, Butler Telecom, Butler Services and Butler Utility (collectively, the “Companies” and each a “Company”);

WHEREAS, AAC, Sylvan and DPI (referred to hereinafter each individually as a “Guarantor” and collectively the “Guarantors”) have entered into that certain General and Continuing Guaranty, dated as of even date herewith (as amended, modified, renewed, extended, or replaced from time to time, the “Guaranty”), in favor of the Purchaser pursuant to which such Guarantors have guaranteed the obligations of the Companies under the Securities Purchase Agreement;

WHEREAS, the Creditors are affiliates of the Obligors;

WHEREAS, each Creditor has made or may make certain loans or advances from time to time to one or more Obligors;

WHEREAS, in order to induce the Purchaser to enter into the Securities Purchase Agreement, each Creditor has agreed to the subordination of such indebtedness of the Obligors to such Creditor, upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

SECTION 1.	Definitions; Interpretation.

(a)          Terms Defined in Securities Purchase Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Securities Purchase Agreement.

(b)          Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Discharge of Senior Debt” means payment and satisfaction in full in cash of any and all Senior Debt (as defined below) which may be now or hereafter owing to the Purchaser or any other holder of the Securities by any Obligor.

“Insolvency Event” has the meaning set forth in Section 3.

“Senior Debt” means the Obligations (as defined in the Securities Purchase Agreement) and other indebtedness and liabilities of the Obligors to the Purchaser and/or any other holders of any of the Securities under or in connection with the Securities Purchase Agreement and the other Investment Documents, including all unpaid principal, all interest accrued thereon (including all interest that, but for the provisions of the Bankruptcy Code, would have accrued), all fees due under the Securities Purchase Agreement and the other Investment Documents (including all fees that, but for the provisions of the Bankruptcy Code, would have accrued), and all other amounts payable by the Obligors to the Purchaser and/or any other holders of any of the Securities thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

“Subordinated Debt” means, with respect to each Creditor, all indebtedness, liabilities, and other obligations of any Obligor owing to such Creditor, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by any Obligor to such Creditor under or in connection with any documents or instruments related thereto.

“Subordinated Debt Payment” means any payment or distribution by or on behalf of the Obligors, directly or indirectly, of assets of the Obligors of any kind or character, whether in cash, property, or securities for or on account of the Subordinated Debt, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, as a result of a collection, sale, or other disposition of collateral, or by setoff, exchange, or in any other manner.

(c)          Interpretation. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. References to agreements and other contractual instruments shall be deemed to include all subsequent

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amendments and other modifications thereto. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation referred to. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 2.     Subordination to Payment of Senior Debt. As to each Creditor, all payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior Discharge of Senior Debt.

SECTION 3.     Subordination Upon Any Distribution of Assets of the Obligors. As to each Creditor, in the event of any payment or distribution of assets of any Obligor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to any Obligor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of any Obligor, or otherwise (such events, collectively, the “Insolvency Events”): (i) the Discharge of Senior Debt must have occurred before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which such Creditor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to the Purchaser for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to the Purchaser in respect of such Senior Debt.

SECTION 4.	Payments on Subordinated Debt.

(a)          Permitted Payments. So long as no Event of Default would occur or has occurred and is continuing, each Obligor may make, and each Creditor shall be entitled to accept and receive, payments on account of the Subordinated Debt in the ordinary course of business.

(b)          No Payment Upon Senior Debt Defaults. Upon the occurrence of any Event of Default, and until such Event of Default is cured or waived in accordance with the terms of the Securities Purchase Agreement, each Obligor shall not make, and each Creditor shall not accept or receive, any Subordinated Debt Payment; provided, however, notwithstanding the foregoing, (i) any Creditor that is not a Company may pay to a Company, and such Company may accept and receive, payments on account of any Subordinated Debt owed to such Company so long as such payments are remitted to a deposit account of a Company that is subject to a Deposit Account Control Agreement and (ii) any Creditor that is not a Company or a Guarantor may pay to a Guarantor, and such Guarantor may accept and receive, payments on a account of any Subordinated Debt owed to such Guarantor so long as such payments are remitted to a deposit account of a Company that is subject to a Deposit Account Control Agreement.

SECTION 5.    Subordination of Remedies. Until the Discharge of Senior Debt, following the occurrence of any Event of Default and until such Event of Default is cured or waived, each Creditor shall not, without the prior written consent of the Purchaser:

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(a)          accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of any Obligor owing to such Creditor;

(b)          exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

(c)          exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of any Obligor to such Creditor against any of the Subordinated Debt; or

(d)          commence, or cause to be commenced, or join with any creditor other than the Purchaser in commencing, any bankruptcy, insolvency, or receivership proceeding against any Obligor.

SECTION 6.     Payment Over to the Purchaser. In the event that, notwithstanding the provisions of Section 3, Section 4, and Section 5, any Subordinated Debt Payments shall be received in contravention of Section 3, Section 4, or Section 5 by any Creditor before the Discharge of Senior Debt has occurred, such Subordinated Debt Payments shall be held in trust for the benefit of the Purchaser and shall be paid over or delivered to the Purchaser for application to the payment, in full, in cash or cash equivalents of all Senior Debt remaining unpaid to the extent necessary to give effect to Section 3, Section 4, and Section 5, after giving effect to any concurrent payments or distributions to the Purchaser in respect of the Senior Debt.

SECTION 7.	Insolvency.

(a)          Authorization to the Purchaser. If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur and be continuing with respect to any Obligor or its property: (i) the Purchaser hereby is irrevocably authorized and empowered (in the name of each Creditor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Purchaser; and (ii) each Creditor shall promptly take such action as the Purchaser reasonably may request (A) to collect the Subordinated Debt for the account of the Purchaser and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to the Purchaser such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments.

(b)	Rights in Insolvency Events.

(i)           Each of the Creditors hereby authorizes and empowers the Purchaser, in any Insolvency Event to file a proof of claim on behalf of such Creditor with respect to the Subordinated Debt (A) if such Creditor fails to file such proof of claim prior to thirty (30) days before the expiration of the time period during which such claims must be submitted, or (B) if the Purchaser believes that any statements or assertions in a proof of claim

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filed by such Creditor are not consistent with the terms and conditions hereof; provided, however, that any failure of the Purchaser to file such proof of claim shall not be deemed to be a waiver by the Purchaser of any of the rights and benefits granted herein by such Creditor. Each Creditor shall provide the Purchaser with a copy of any proof of claim filed by such Creditor in any Insolvency Event.

(ii)          Each Creditor hereby irrevocably grants the Purchaser the sole and exclusive authority and power in any Insolvency Event, unless and until this Subordination Agreement is terminated in accordance with its terms: (A) to accept and receive any payment or distribution which may be payable or deliverable at any time upon or in respect of the Subordinated Debt; and (B) to take such other action as may be necessary or advisable to effectuate the foregoing. Each Creditor shall provide to the Purchaser all information and documents necessary to present claims or seek enforcement as described in the immediately preceding sentence.

(iii)        Each of the Creditors hereby agrees that, while it shall retain the right to vote its claims and, except as otherwise provided in this Agreement, otherwise act in any Insolvency Event relative to any Obligor (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension), such Creditor shall not: (A) take any action or vote in any way so as to directly or indirectly challenge or contest (1) the validity or the enforceability of the Securities Purchase Agreement, the other Investment Documents, or the liens and security interests granted to the Purchaser with respect to the Senior Debt, (2) the rights and duties of the Purchaser established in the Securities Purchase Agreement or any other Investment Documents, or (3) the validity or enforceability of this Agreement; (B) seek, or acquiesce in any request, to dismiss any Insolvency Event or to convert an Insolvency Event under chapter 11 of the Bankruptcy Code to a case under chapter 7 of the Bankruptcy Code; (C) seek, or acquiesce in any request for, the appointment of a trustee or examiner with expanded powers for any Obligor; (D) propose, vote in favor of or otherwise approve a plan of reorganization, arrangement or liquidation, or file any motion or pleading in support of any plan of reorganization, arrangement or liquidation, unless it provides for the Discharge of Senior Debt or unless the Purchaser has approved of the treatment of its claims with respect to the Senior Debt under such plan; (E) object to the treatment under a plan of reorganization or arrangement of the Purchaser’s claims with respect to the Senior Debt; (F) seek relief from the automatic stay of Section 362 of the Bankruptcy Code or any other stay in any Insolvency Event in respect of any portion of the Collateral; or (G) directly or indirectly oppose any relief requested or supported by the Purchaser including any sale or other disposition of property free and clear of the liens and security interests of any Creditor under Section 363(f) of Title 11 of the United States Code or any other similar provision of applicable law.

SECTION 8.	Certain Agreements of Each Creditor.

(a)          No Benefits. Each Creditor understands that there may be various agreements between the Purchaser and the Obligors evidencing and governing the Senior Debt, and each Creditor acknowledges and agrees that such agreements are not intended to confer any benefits on such Creditor and that the Purchaser shall have no obligation to such Creditor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.

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(b)          No Interference. Each Creditor acknowledges that each Obligor has granted to the Purchaser security interests in all of such Obligor’s assets, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by the Purchaser in accordance with applicable law.

(c)          Reliance by the Purchaser. Each Creditor acknowledges and agrees that the Purchaser has and will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Investment Documents and purchasing the Securities as contemplated thereunder.

(d)          Waivers. Except as provided under the Securities Purchase Agreement, each Creditor hereby waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

(e)          Rights of the Purchaser Not Affected. Each Creditor hereby agrees that at any time and from time to time, without notice to or the consent of such Creditor, without incurring responsibility to such Creditor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of the Purchaser hereunder, (i) the time for any Obligor’s performance of or compliance with any of its agreements contained in the Investment Documents may be extended or such performance or compliance may be waived by the Purchaser (in accordance with the Investment Documents); (ii) the agreements of any Obligor with respect to the Investment Documents may from time to time be modified by such Obligor and the Purchaser (in accordance with the Investment Documents) for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such Obligor or the Purchaser thereunder; (iii) the manner, place, or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by any Obligor and the Purchaser (in accordance with the Investment Documents); (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of the Purchaser may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the Obligors, any other Person, or with respect to any Collateral may be exercised (or the Purchaser may waive or refrain from exercising such rights in accordance with the Investment Documents).

(f)           Rights of the Purchaser Not to Be Impaired. No right of the Purchaser to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any Creditor, Obligor, or the Purchaser hereunder or under or in connection with the other Investment Documents or by any noncompliance by any Creditor or Obligor with the terms and provisions and covenants herein or in any other Investment Document, regardless of any knowledge thereof the Purchaser may have or otherwise be charged with.

(g)          Financial Condition of the Obligors. Except as provided under the Securities Purchase Agreement, no Creditor shall have any right to require the Purchaser to obtain or disclose any information with respect to: (i) the financial condition or character of any Obligor or the ability of the Obligors to pay and perform Senior Debt; (ii) the Senior Debt;

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(iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of the Purchaser or any other Person; or (vi) any other matter, fact, or occurrence whatsoever.

(h)          Acquisition of Liens or Guaranties. No Creditor shall, without the prior written consent of the Purchaser, acquire any right or interest in or to any Collateral not owned by such Creditor or accept any guaranties for the Subordinated Debt.

(i)           Release of Liens. In the event of any private or public sale or other disposition of all or any portion of the Collateral by or with the consent of the Purchaser, or as otherwise permitted by the Securities Purchase Agreement, at any time prior to the date upon which the Discharge of Senior Debt shall have occurred, each Creditor agrees that such sale or disposition will be free and clear of the liens and security interests securing the Subordinated Debt (if any) of such Creditor and, if the sale or other disposition includes Capital Stock in any Obligor, such Creditor agrees to release the entities whose Capital Stock is sold from all Subordinated Debt so long as the Purchaser also releases the entities whose Capital Stock is sold or disposed of from all Senior Debt. In furtherance thereof, each Creditor agrees that (i) the Purchaser is authorized to file any and all UCC lien releases and/or terminations of the liens and security interests held by such Creditor in connection with such a sale or other disposition, and (ii) it will execute any and all lien and security interest releases or other documents reasonably requested by the Purchaser in connection therewith.

(j)           Modifications of Subordinated Debt Documents. Except as otherwise expressly permitted under the Securities Purchase Agreement or any other applicable Investment Document, none of the documents, agreements or instruments governing or related to the Subordinated Debt shall be amended or otherwise modified without obtaining the prior written consent of the Purchaser, (unless otherwise permitted under the Securities Purchase Agreement), so as to provide for (i) any increase in the rate of interest charged thereunder as in effect on the date hereof, (ii) any increase in the principal amount or any installment due thereunder, (iii) any reduction of the maturity date of any payment of principal or interest, (iv) the granting or obtaining of any collateral security or obtaining any lien on any collateral or (v) any other amendment or modification which would have a material adverse effect on the operations of any Obligor which is obligated thereunder, the Purchaser’s security interests in the Collateral or the claims of the Purchaser.

SECTION 9.	Subrogation, etc.

(a)          Subrogation. Each Creditor hereby waives any and all rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to the Purchaser hereunder or otherwise.

(b)          Payments Over to the Creditors. If any payment or distribution to which any Creditor would otherwise have been entitled but for the provisions of Section 3, Section 4, or Section 5 shall have been applied pursuant to the provisions of Section 3, Section 4, or Section 5 to the payment of all amounts payable under the Senior Debt, such Creditor shall be entitled to receive from the Purchaser any payments or distributions received by the Purchaser in excess of

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the amount sufficient to cause the Discharge of Senior Debt. If any such excess payment is made to the Purchaser, the Purchaser shall promptly remit such excess to such Creditor and until so remitted shall hold such excess payment for the benefit of such Creditor.

SECTION 10.	Continuing Agreement; Reinstatement.

(a)          Continuing Agreement. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Creditor until the Discharge of Senior Debt has occurred. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with any Obligor.

(b)          Reinstatement. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of any Obligor shall be rescinded or must otherwise be restored by the Purchaser, whether as a result of an Insolvency Event or otherwise.

SECTION 11.  Transfer of Subordinated Debt. No Creditor may assign or transfer its rights and obligations in respect of the Subordinated Debt without the prior written consent of the Purchaser, and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form satisfactory to the Purchaser.

SECTION 12.  Obligations of the Obligors Not Affected. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Creditor against the Obligors, on the one hand, and of the Purchaser against the Obligors, on the other hand. Nothing contained in this Agreement shall (i) impair, as between any Creditor and any Obligor, the obligation of any Obligor to pay its obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of any of the creditors (other than the Purchaser) of the Obligors against any Creditor.

SECTION 13.  Endorsement of Creditor Documents; Further Assurances and Additional Acts.

(a)          Endorsement of Creditor Documents. At the request of the Purchaser, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and each Creditor shall promptly deliver to the Purchaser evidence of the same.

(b)          Further Assurances and Additional Acts. Each Creditor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as the Purchaser reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide the Purchaser with evidence of the foregoing reasonably satisfactory in form and substance to the Purchaser.

SECTION 14.  Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile or other

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similar means of electronic transmission) and shall be mailed, sent, or delivered in accordance with the notice provisions contained in the Securities Purchase Agreement.

SECTION 15.  No Waiver; Cumulative Remedies. No failure on the part of the Purchaser to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to the Purchaser.

SECTION 16.  Costs and Expenses. Each of the Creditors, jointly and severally, agrees to pay to the Purchaser on demand the reasonable out-of-pocket costs and expenses of such Person, and the reasonable fees and disbursements of counsel to such Person, in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement, and any amendments, modifications, or waivers of the terms thereof. Each of the Creditors, jointly and severally, agrees to pay to the Purchaser, on demand, all costs and expenses of such Person, and the fees and disbursements of counsel to such Person, in connection with the enforcement or attempted enforcement of, and preservation of rights or interests under, this Agreement, including any losses, costs and expenses sustained by such Person as a result of any failure by any Creditor to perform or observe its obligations contained in this Agreement.

SECTION 17.  Survival. All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect until the Discharge of Senior Debt has occurred. Without limiting the generality of the foregoing, the obligations of each Creditor under Section 16 shall survive the Discharge of Senior Debt.

SECTION 18.  Benefits of Agreement. This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or -claim in connection with, this Agreement.

SECTION 19.  Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Creditor, the Purchaser and their respective successors and permitted assigns.

SECTION 20.  GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

SECTION 21.  Consent to Jurisdiction and Venue. THE PARTIES EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENT AND AGREE THAT

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ALL ACTIONS, SUITS OR OTHER PROCEEDINGS ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED IN STATE OR FEDERAL COURTS LOCATED IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, WHICH COURTS SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY AND ALL CLAIMS, CONTROVERSIES AND DISPUTES ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT. NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION 21 SHALL PRECLUDE THE PURCHASER FROM BRINGING ANY ACTION, SUIT OR OTHER PROCEEDING IN THE COURTS OF ANY OTHER LOCATION WHERE THE OBLIGORS OR ANY ONE OF THEM OR ANY OF ITS OR THEIR ASSETS OR THE COLLATERAL MAY BE FOUND OR LOCATED OR TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE PURCHASER.

EACH CREDITOR, FOR ITSELF AND ITS PROPERTY, (A) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION, SUIT OR OTHER PROCEEDING COMMENCED IN ANY SUCH COURT, (B) WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR ANY OBJECTION THAT SUCH PERSON MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION OR IMPROPER VENUE AND (C) CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE PARTIES EACH HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT OR OTHER PROCESS ISSUED IN ANY SUCH ACTION, SUIT OR OTHER PROCEEDING AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY IN ACCORDANCE WITH SECTION 14 HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PERSON’S ACTUAL RECEIPT THEREOF OR FIVE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID.

TO THE EXTENT PERMITTED UNDER THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH CREDITOR HEREBY WAIVES, IN RESPECT OF ANY SUCH ACTION, SUIT OR OTHER PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS THAT NOW OR HEREAFTER, BY REASON OF SUCH PERSON’S PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE TO IT.

SECTION 22.	Entire Agreement; Amendments and Waivers.

(a)          Entire Agreement. This Agreement constitutes the entire agreement of each of the Creditors and the Purchaser with respect to the matters set forth herein and supersedes any prior agreements, commitments, draft, communications, discussions and understandings, oral or written, with respect thereto.

(b)          Amendments and Waivers. No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Creditors and the Purchaser; and no waiver of any provision of this Agreement, or consent to any departure by any Creditor therefrom, shall in any event be effective unless the same shall

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be in writing and signed by the Purchaser. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 23.  Conflicts. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

SECTION 24.  Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.

SECTION 25.  Interpretation. This Agreement is the result of negotiations between, and have been reviewed by the respective counsel to, the Creditors and the Purchaser and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against the Purchaser merely because of their involvement in the preparation hereof. This Agreement is an Investment Document and is subject to all terms and provisions of the Securities Purchase Agreement generally applicable to Investment Documents.

SECTION 26.  Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or other similar means of electronic transmission shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or other similar means of electronic transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

SECTION 27.  Termination of Agreement. Upon the Discharge of Senior Debt, this Agreement shall terminate and the Purchaser shall promptly execute and deliver to each Creditor such documents and instruments as shall be reasonably necessary to evidence such termination; provided, however, that the obligations of each Creditor under Section 16 shall survive such termination.

SECTION 28.  Waiver of Trial by Jury. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM

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AND OF ARBITRATION, AND UNDERSTANDING THEY ARE WAIVING A CONSTITUTIONAL RIGHT, EACH OF THE PARTIES HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY RELATING TO (a) THIS AGREEMENT, INCLUDING ANY PRESENT OR FUTURE AMENDMENT THEREOF, OR ANY OF THE TRANSACTIONS CONTEMPLATED BY OR RELATED TO THIS AGREEMENT, OR (b) ANY CONDUCT, ACT OR OMISSION OF THE PARTIES OR THEIR AFFILIATES (OR ANY OF THEM) WITH RESPECT TO THIS AGREEMENT, INCLUDING ANY PRESENT OR FUTURE AMENDMENT THEREOF, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION, SUIT OR OTHER PROCEEDING; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH ACTION, SUIT OR OTHER PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

SECTION 29.  Judicial Referee. IN THE EVENT THE WAIVER PROVIDED IN SECTION 28 IS DEEMED INEFFECTIVE, TO GIVE EFFECT TO THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE OR RETIRED JUDGE APPLY THE APPLICABLE LAW, THE PARTIES AGREE TO REFER, FOR A COMPLETE AND FINAL ADJUDICATION, ANY AND ALL ISSUES OF FACT OR LAW INVOLVED IN ANY LITIGATION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ALL DISCOVERY AND LAW AND MOTION MATTERS, PRETRIAL MOTIONS, TRIAL MATTERS AND POST-TRIAL MOTIONS (E.G. MOTIONS FOR RECONSIDERATION, NEW TRIAL AND TO TAX COSTS, ATTORNEY FEES AND PREJUDGMENT INTEREST)) UP TO AND INCLUDING FINAL JUDGMENT, BROUGHT TO RESOLVE ANY DISPUTE (WHETHER SOUNDING IN CONTRACT, TORT, UNDER ANY STATUTE OR OTHERWISE) BETWEEN AND AMONG ANY OF THE PARTIES HERETO, TO A JUDICIAL REFEREE WHO SHALL BE APPOINTED UNDER A GENERAL REFERENCE PURSUANT TO CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638. THE REFEREE’S DECISION WOULD STAND AS THE DECISION OF THE COURT, WITH JUDGMENT TO BE ENTERED ON HIS/HER STATEMENT OF DECISION IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT. THE PARTIES HERETO SHALL SELECT A SINGLE NEUTRAL REFEREE, WHO SHALL BE A RETIRED STATE OR FEDERAL JUDGE WITH AT LEAST FIVE YEARS OF JUDICIAL EXPERIENCE IN CIVIL MATTERS. IN THE EVENT THAT THE PARTIES HERETO CANNOT AGREE UPON A REFEREE, THE REFEREE SHALL BE APPOINTED BY THE COURT. WITHOUT LIMITING OR AFFECTING ANY INDEMNITIES AVAILABLE TO THE PURCHASER, THE PURCHASER, ON THE ONE HAND, AND THE CREDITORS, ON THE OTHER HAND, SHALL EQUALLY BEAR THE FEES AND EXPENSES OF THE REFEREE (50% BY THE PURCHASER AND 50% BY THE CREDITORS) UNLESS THE REFEREE OTHERWISE PROVIDES IN THE STATEMENT OF DECISION.

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[Signature page follows.]

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

CREDITORS: BUTLER INTERNATIONAL, INC., a Maryland corporation By: /s/ Edward M. Kopko Name: Title:
BUTLER SERVICES INTERNATIONAL, INC., a Delaware corporation By: /s/ Edward M. Kopko Name: Title:
BUTLER PUBLISHING, INC., a Delaware corporation By: /s/ Edward M. Kopko Name: Title:
BUTLER SERVICE GROUP, INC., a New Jersey corporation By: /s/ Edward M. Kopko Name: Title:

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BUTLER OF NEW JERSEY REALTY CORP., a New Jersey corporation By: /s/ Edward M. Kopko Name: Title:
BUTLER TELECOM, INC., a Delaware corporation By: /s/ Edward M. Kopko Name: Title:
BUTLER SERVICES, INC., a Delaware corporation By: /s/ Edward M. Kopko Name: Title:
BUTLER UTILITY SERVICE, INC., a Delaware corporation By: /s/ Edward M. Kopko Name: Title:

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AAC CORP., a Delaware corporation By: /s/ Edward M. Kopko Name: Title:
SYLVAN INSURANCE CO., LTD., a company organized under the laws of Bermuda By: /s/ Edward M. Kopko Name: Title:
BUTLER INTERNATIONAL CHARITABLE FOUNDATION CORP., a New Jersey corporation By: /s/ Edward M. Kopko Name: Title:
DATA PERFORMANCE, INC., a New Jersey corporation By: /s/ Edward M. Kopko Name: Title:

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BUTLER TECHNICAL SERVICES INDIA PRIVATE LIMITED, a company organized under the laws of India

PURCHASER:

LEVINE LEICHTMAN CAPITAL PARTNERS, INC.,
a California corporation

On behalf of LEVINE LEICHTMAN CAPITAL PARTNERS III, L.P.,
a California limited partnership

By:    /s/ Steven Hartman

                Name: Steven Hartman

          Title: Vice President

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